UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  December 23, 2009

PACIFIC ALLIANCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-51777	87-0445894-9
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1661 Lakeview Circle, Ogden, Utah	84403
(Address of principal executive offices)	(Zip Code)

801-399-3632
 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03                      Material Modification to Rights of Security Holders.

Effective December 23, 2009, Pacific Alliance Corporation (the “Company”) filed a Certificate of Amendment to the Company’s Restated Certificate of Incorporation which effected a reverse stock split of the Company’s common stock at a reverse split ratio of one share for twenty shares.  The Reverse Stock Split was approved by the Company’s Board of Directors on November 11, 2009.  In lieu of a meeting of stockholders, the Company obtained the written consent of the Reverse Split by the holders of more than 93% of the total votes entitled to be cast on the reverse split proposal.

The Company’s Board of Directors and consenting stockholders also approved a proposal to increase the number of shares of common stock authorized from 100,000,000 to 250,000,000 and the number of shares of preferred stock authorized from 5,000,000 to 20,000,000.  The increase in the Company’s authorized capital will be effected by the filing of the Certificate of Amendment to Restated Certification of Incorporation described above, which also relates to the Reverse Stock Split.

Immediately following the effective time of the Reverse Stock Split, every twenty outstanding shares of common stock were combined automatically into one share of common stock. Fractional shares resulting from the Reverse Stock Split were rounded up to the next whole number.

Each shareholder’s percentage ownership in the Company and proportional voting power remains unchanged after the reverse stock split, except for minor changes and adjustments resulting from the treatment of fractional shares.

Trading in Pacific Alliance Corporation’s common stock on the OTCBB will begin on a split-adjusted basis at the open of trading on December 23, 2009. The new CUSIP number for the Company’s common stock will be 693790 206.

The Company’s pre-split trading symbol was PALC.  For 20 business days after December 23, 2009, the Company’s trading symbol will be PALC-D.  After such 20 business day period, the trading symbol will revert back to PALC.

The Company issued a press release on December 23, 2009 announcing the reverse stock split.  A copy of that press release is attached as an exhibit to this report.

Item 9.01                                Financial Statements and Exhibits.

(d) Exhibits

Exhibits	Description

3.1	Certificate of Amendment to the Company’s Amended and Restated Articles of Incorporation

99.1	Press Release issued December 23, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2009	PACIFIC ALLIANCE CORPORATION
By: /s/ Steven Clark
Chief Executive Officer/President